 Exhibit 99.1

 June 2019 Investor Presentation

 Forward Looking Statements:This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “WestRock Overview: Paper and Packaging Leadership”, “Successfully Integrating KapStone”, “Strategic Capital Projects Driving Performance and Earnings Improvements”, “The Case for WRK”, “FY19 Additional Guidance Assumptions” and “Key Commodity Annual Consumption Volumes” that give guidance or estimates for future periods as well as statements regarding, among other things, that we expect to have approximately $19 billion in sales in FY19; that we expect to realize more than $200 million in run-rate synergies by the end of FY21; that we expect to realize synergies from the KapStone acquisition in the allocations presented on slide 8; that the synergies that we are realizing from the KapStone acquisition are reducing the impact of balancing our system’s supply with our customers’ demand; that we expect to generate $240 million in annualized EBITDA from strategic capital projects by the end of fiscal 2022 and the strategic capital projects listed will be completed on the timelines presented on slide 9; that we are committed to reducing our leverage to 2.25 to 2.50 times; that FY19 additional guidance assumptions and mill maintenance schedule will be as presented on slide 14; and that key commodity annual consumption volumes will be as presented on slide 15. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. WestRock’s businesses are subject to a number of general risks that would affect any such forward-looking statements, including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair, which could result in operational disruptions of varied duration; our desire or ability to continue to repurchase company stock; risks associated with integrating KapStone’s operations into our operations and our ability to realize anticipated synergies and productivity improvements; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended September 30, 2018. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.Non-GAAP Financial Measures:We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of the investment decision.We report our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies.   Forward Looking Statements; Non-GAAP Financial Measures

 Approx. $19 billion sales(1)  50,000 employees  300 operations  Americas, Europe and Asia-Pacific  #1 North America Consumer Paperboard#2 North America Folding Carton#1 North America Merchandising Displays#2 Beverage Multi-Pack Packaging#2 North America Containerboard#2 North America Corrugated Packaging#2 Brazil Corrugated Packaging  consumer Packaging (34%)  Corrugated Packaging (66%)  Corrugated Container*  ContainerboardMills*  Beverage  Folding Carton  RTS  Multi Packaging Solutions  Consumer Mills    VICTORY  DISPLAYS(2)  WestRock Overview: Paper and Packaging Leadership  *Includes North America, Brazil and India; pie pieces not to scale WestRock FY19 forecasted sales We moved our merchandising displays operations from our Consumer Packaging segment to our Corrugated Packaging segment in the first quarter of fiscal 2019Source of rankings: Company and market research. Rankings are based on capacity

 Broadest Portfolio of Differentiated Paper Grades and Packaging Solutions                                        SBS  CNK®  CRB  URB  Virgin Linerboard / Medium  White Top Linerboard  Recycled Linerboard / Medium  Semi-Chemical Medium  Kraft Paper        Creating Customized Value-Added Solutions Using the World’s Most Comprehensive Portfolio of Sustainable Paper and Packaging Products

 The world is looking for alternatives to plastic packaging

 Innovative Materials    Package Design    Machinery solutions            Innovative, Sustainable Paper and Packaging Solutions Replace Plastic  EnShield® Natural Kraft™  Kraft Bag  Non-Poly Ice Cream  Cluster-Pak® Beverage Packs  EconoClip®  FoodserviceContainers  Ecopush™  BoxSizer™  Combo 1250 Machine   Meta® Duo  Recyclable and Compostable Cup (NextGen Winner)

   The ChallengeLaunch a new brand of razors named “joy” to provide an alternative to the Venus brand.WestRock Solution100% paper-based packageSimple, yet functional soft appealTwo-piece construction with branding outside and inside of the pack for improved first and second impressionsAbility to be packed at any co-packing location without any capital expense  Competitive total delivered material cost compared to Plastic and Film based alternatives   A completely new customer product line focused on a specific consumer and price point  100% renewable and recyclable paper based solution replacing legacy film based packaging  Single source package and display solution provided by WestRock Quality, Cost and Timing controlled within WestRock supply network  BEFORE  AFTER  Joy razors      Paper Replacing Plastic – Joy Razor Example

 Successfully Integrating KapStone  KapStone Run-Rate Synergy Progression  ($ in millions)    Expect to realize more than $200 million in run-rate synergies by the end of FY21Synergies reducing the impact of balancing our system’s supply with our customers’ demand          KapStone Synergy Allocation

 Strategic Capital Project Run-Rate EBITDA  ($ in millions)  Anticipated Strategic Project Completion Timing  MahrtCovingtonPorto Feliz  Strategic Capital Projects Driving Performance and Earnings Improvements            $15   $80   $150   $240   FY19  FY20  FY21  FY22    $1 billion of strategic investment expected to generate $240 million in annualized EBITDA    Tres Barras  Florence  Mahrt Curtain Coater  Florence Mill  Porto Feliz Plant

 The Case For WRK            We Are Leaders in Attractive Markets        We Provide a Winning Value Proposition  We Have Multiple Levers to Improve Our Results  We Generate Strong Cash Flows  #1 or #2 positions in paper and packaging markets with customers that value differentiation to grow sales and reduce their total costs  We create customized value-added solutions using the broadest portfolio of paper and packaging products   Our commercial approach, KapStone synergies and strategic capital projects are levers unique to WestRock   Our 13% Adjusted Free Cash Flow Yield supports dividend yield of more than 5%(1); committed to reducing our leverage to 2.25x to 2.50x(1)  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix. Adjusted Free Cash Flow is calculated on trailing twelve months ending March 31, 2019. Adjusted Free Cash Flow equals operating cash flow minus capital expenditures plus cash restructuring and other costs, net of tax

 Fiscal 3rd Quarter Update  North American Box Shipments Remain StrongMay quarter-to-date box shipments up approximately 20% year-over-year; May quarter-to-date organic box shipments, excluding KapStone, up approximately 2% year-over-year

 Appendix

 Non-GAAP Financial Measures  Adjusted Earnings Per Diluted ShareWe use the non-GAAP financial measure “adjusted earnings per diluted share,” also referred to as “adjusted earnings per share” or “Adjusted EPS” because we believe this measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs, net, and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Earnings per diluted share.Adjusted Operating Cash Flow and Adjusted Free Cash FlowWe use the non-GAAP financial measure “adjusted operating cash flow” and “adjusted free cash flow” because we believe this measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because it excludes restructuring and other costs, net of tax, that we believe are not indicative of our ongoing operating results. While this measure is similar to adjusted free cash flow, we believe it provides greater comparability across periods when capital expenditures are changing since it excludes an adjustment for capital expenditures. We believe adjusted free cash flow is also a useful measure as it reflects our cash flow inclusive of capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. Adjusted Segment EBITDA and Adjusted Segment EBITDA MarginsWe use the non-GAAP financial measures “adjusted segment EBITDA” and “adjusted segment EBITDA margins”, along with other factors, to evaluate our segment performance against our peers. We believe that investors also use these measures to evaluate our performance relative to our peers. We calculate adjusted segment EBITDA for each segment by adding that segment’s adjusted segment income to its depreciation, depletion and amortization. We calculate adjusted segment EBITDA margin for each segment by dividing that segment’s adjusted segment EBITDA by its adjusted segment sales. Leverage Ratio and Net Leverage RatioWe use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe investors use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our Credit Agreement EBITDA, each of which term is defined in our credit agreement, dated July 1, 2015. Borrowing capacity under our credit agreement depends on, in addition to other measures, the Credit Agreement Debt/EBITDA ratio or the leverage ratio. As of March 31, 2019, our leverage ratio was 3.00 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined therein. We define net leverage ratio as the product of our Total Funded Debt minus cash and cash equivalents divided by our Credit Agreement EBITDA. As of March 31, 2019, our net leverage ratio was 2.96 times. Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.Adjusted Tax RateWe use the non-GAAP financial measure “Adjusted Tax Rate”. We believe this non-GAAP financial measure is useful because it adjusts our GAAP effective tax rate to exclude the impact of restructuring and other costs, net, and other specific items that management believes are not indicative of the ongoing operating results of the business. “Adjusted Tax Rate” is calculated as “Adjusted Tax Expense” divided by “Adjusted Pre-Tax Income”. We believe that the most directly comparable GAAP measures to Adjusted Tax Expense and Adjusted Pre-Tax Income are “Income tax (expense) benefit” and “Income before income taxes”, respectively.

 FY19 Additional Guidance Assumptions  Other Guidance Assumptions    Depreciation & Amortization  Approx. $1.5 billion  Interest Expense  Approx. $490 - $500 million  Interest Income  Approx. $50 - $60 million  Effective Adjusted Book Tax Rate(1)  23.5% to 24%  Adjusted Cash Tax Rate(1)  Approx. 20%  Share Count  Approx. 260 million  Capital Expenditures  Approx. $1.4 billion      North American Corrugated Packaging  Consumer Packaging  Mill Maintenance Schedule(2) (tons in thousands)  Non-GAAP Financial Measure.Q3 and Q4 FY19 amounts are forecasts.

 Key Commodity Annual Consumption Volumes  Commodity Category  Volume  Recycled Fiber (tons millions)  5.3  Wood (tons millions)  43  Natural Gas (cubic feet billions)   83  Electricity (kwh billions)  6.7  Polyethylene (lbs millions)  52  Caustic Soda (tons thousands)  238  Starch (lbs millions)  576  Approx. Annual Consumption Volumes  Sensitivity Analysis  Category  Increase in Spot Price  Approx. Annual EPS Impact  Recycled Fiber (tons millions)  +$10.00 / ton  ($0.16)  Natural Gas (cubic feet billions)   +$0.25 / MMBTU  ($0.06)  FX Translation Impact  +10% USD Appreciation  ($0.07)

 Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items "Income before income taxes", "Income tax (expense) benefit“, "Consolidated net income“ and “Earnings per Diluted Share”, respectively, as reported on the statements of operations.Includes a $13 million impairment of mineral rights

 Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income

 Corrugated Packaging Adjusted Segment EBITDA  The “Other” column includes our Victory Packaging and India corrugated operations.

 Shipment Data  Includes 59 days of KapStone.Combined North America, Brazil and India shipments.

 LTM Adjusted Free Cash Flow

 LTM Credit Agreement EBITDA  Additional Permitted Charges includes among other items, $364 million of EBITDA of acquired companies and $147 million of restructuring and other costs.  Total Debt, Funded Debt and Leverage Ratio